                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    OCTOBER 29, 2001
                                                          --------------------



                         FGIC SECURITIES PURCHASE, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




          DELAWARE                       0-19564                 13-3633082
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)



                     115 BROADWAY, NEW YORK, NEW YORK 10006
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (212) 312-3000
                                                   ----------------------




--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.
----------------------


         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47446) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

         The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 2, 2001 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 2000; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the $308,600,000 principal amount plus interest Liquidity Facility of FGIC Securities Purchase, Inc. in support of The City of Los Angeles Wastewater System Subordinate Revenue Bonds Variable Rate Refunding, Series 2001-A, 2001-B, 2001-C and 2001-D.


Item 7.  Exhibits.
------------------

             Item 601 of
             Regulation S-K
             Exhibit Reference
             Number

             (23) Consents of experts and counsel:
                    (k) Consent of KPMG LLP

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FGIC SECURITIES PURCHASE, INC.
                                       ------------------------------
                                                Registrant



Dated: October 29, 2001                By:  /s/ Judith L. Hart
                                            ---------------------
                                            Name:  Judith L. Hart
                                            Title: Vice President







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                                  EXHIBIT INDEX


               EXHIBIT NO.     DESCRIPTION
               -----------     -----------

              (23)             Consents of experts and counsel:
                               (k) Consent of KPMG LLP

To the Board of Directors
General Electric Capital Corporation

                  We consent to incorporation by reference in the Prospectus Supplement for FGIC Securities Purchase, Inc. relating to the $308,600,000 principal amount plus interest Liquidity Facility in support of The City of Los Angeles Wastewater System Subordinate Revenue Bonds Variable Rate Refunding, Series 2001-A, 2001-B, 2001-C and 2001-D (the "Prospectus Supplement") of our report dated February 2, 2001 relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 2000 and 1999, and the related statements of earnings, changes in share owners' equity and cash flows for each of the years in the three-year period ended December 31, 2000, and the related schedule, which report appears in the December 31, 2000 annual report on Form 10-K of General Electric Capital Corporation.

                  We also consent to the reference to our firm under the heading "Experts" in the Prospectus Supplement.




                                    KPMG LLP

Stamford, Connecticut
October 26, 2001